                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2005
                                                           ---------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

      Delaware                  333-120575                  74-2440850
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   (State or other             (Commission                (IRS Employer
   jurisdiction of             File Number)            Identification No.)
   incorporation)

          745 Seventh Avenue, 7th Floor                         10019
               New York, New York
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    (Address of principal executive offices)                   Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

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ITEM 8.01     Other Events.

      The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $501,027,000.00 in aggregate principal amount Class A-1, Class A-2, Class A-3, Class A-IO1, Class M1, Class M2 and Class M3 Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-5 on April 29, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 25, 2005, as supplemented by the Prospectus Supplement, dated April 28, 2005 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and JPMorgan Chase Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-IO1, Class A-IO2, Class M1, Class M2, Class M3, Class P, Class X and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $501,027,141 as of April 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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ITEM 9.01     Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                  1.1 Terms Agreement, dated April 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and JPMorgan Chase Bank, National Association, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of April 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                  99.3 Transfer Notice, dated as of April 1, 2005, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

                  99.4 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

                  99.5 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings Inc. and Bank of America, National Association.

                  99.6 Flow Mortgage Loan Sale and Servicing Agreement, dated August 1, 2004, by and between Lehman Brothers Bank, FSB and Bank of America, N.A.

                  99.7 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings Inc. and Citimortgage Inc.

                  99.8 Flow Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, by and between Lehman Brothers Bank, FSB and Citimortgage Inc.

                  99.9 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

                  99.10 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

                  99.11 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and Greenpoint Mortgage Funding, Inc.

                  99.12 Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and Greenpoint Mortgage Funding, Inc.

                  99.13 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and National City Mortgage Co.

                  99.14 Seller's Warranties and Servicing Agreement dated as of August 1, 2001 and as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003, by and between Lehman Brothers Bank, FSB and National City Mortgage Co.

                  99.15 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and Wells Fargo Bank, National Association.

                  99.16 Seller's Warranties and Servicing Agreements, dated as of March 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association.

                  99.17 Seller's Warranties and Servicing Agreements, dated as of February 1, 2005, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES CORPORATION


                                   By:      /s/ Michael C. Hitzmann
                                            -----------------------
                                   Name:    Michael C. Hitzmann
                                   Title:   Vice President

Date:  May 13, 2005

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                                  EXHIBIT INDEX

Exhibit No.                                      Description
-----------                                      -----------

                  1.1 Terms Agreement, dated April 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and JPMorgan Chase Bank, National Association, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of April 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

                  99.3 Transfer Notice, dated as of April 1, 2005, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

                  99.4 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

                  99.5 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings Inc. and Bank of America, National Association.

                  99.6 Flow Mortgage Loan Sale and Servicing Agreement, dated August 1, 2004, by and between Lehman Brothers Bank, FSB and Bank of America, N.A.

                  99.7 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings Inc. and Citimortgage Inc.

                  99.8 Flow Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, by and between Lehman Brothers Bank, FSB and Citimortgage Inc.

                  99.9 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

                  99.10 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

                  99.11 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and Greenpoint Mortgage Funding, Inc.

                  99.12 Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and Greenpoint Mortgage Funding, Inc.

                  99.13 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and National City Mortgage Co.

                  99.14 Seller's Warranties and Servicing Agreement dated as of August 1, 2001 and as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003, by and between Lehman Brothers Bank, FSB and National City Mortgage Co.

                  99.15 Reconstituted Servicing Agreement, dated as of April 1, 2005, by and between Lehman Brothers Holdings and Wells Fargo Bank, National Association.

                  99.16 Seller's Warranties and Servicing Agreements, dated as of March 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association.

                  99.17 Seller's Warranties and Servicing Agreements, dated as of February 1, 2005, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association.